As filed with the Securities and Exchange Commission on
                         April 24, 1997

              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                           FORM 8-A
       FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR (g) OF THE
                SECURITIES EXCHANGE ACT OF 1934
                    NEXTLEVEL SYSTEMS, INC.
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    (Exact name of registrant as specified in its charter)


            Delaware                         36-4134221
 -------------------------------    -----------------------------
   (State of incorporation or             (I.R.S. Employer
          organization)                  Identification No.)
   8770 West Bryn Mawr Avenue
           Suite 1300
        Chicago, Illinois                       60631
---------------------------------   -----------------------------
 (Address of principal executive             (Zip Code)
            offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                     Name of each exchange on
       Title of each class            which each class is to
       to be so registered                be registered
       -------------------                -------------
   Common Stock, $.01 par value       New York Stock Exchange
             per share
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     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [ ]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. [ ]

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Securities to be registered pursuant to Section 12(g) of the Act:

                              None
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                        (Title of Class)


Item 1.   Description of Registrant's Securities to be
          Registered.
          --------------------------------------------

          This registration statement relates to the common stock, par value $.01 per share (the "Common Stock"), of NextLevel Systems, Inc. (the "Registrant"). Reference is made to the information set forth under the caption "Description of NextLevel Systems Capital Stock" in the Proxy Statement - Prospectus constituting a part of the Registration Statement on Form S-4 filed by the Registrant and CommScope, Inc., a Delaware corporation, ("CommScope") with the Securities and Exchange Commission (the "Commission") on March 21, 1997 (Registration No. 333-23935), which information is incorporated herein by reference.

Item 2.   Exhibits.*
	  --------

          The securities described herein are to be registered on the New York Stock Exchange, on which no other securities of the Registrant are registered. Accordingly, except as otherwise indicated, the following exhibits required in accordance with
Part II to the Instructions as to exhibits on Form 8-A will be duly filed with the New York Stock Exchange.

     1.   Registration Statement on Form S-4 filed by the
          Registrant and CommScope with the Commission on March 21, 1997 (Registration No. 333-23935) (the "Form S-4
          Registration Statement").

     2.   Form of Amended and Restated Certificate of
          Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Form S-4 Registration
          Statement).

     3.   Form of Amended and Restated By-Laws of the
          Registrant (incorporated by reference to Exhibit 3.3 to the Form S-4 Registration Statement).

   **4.   Specimen Form of Registrant's Common Stock Certificate
          (incorporated by reference to Exhibit 4.1 to the Form
          S-4 Registration Statement).

--------------------
* The Registrant has not previously filed annual reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), registration statements pursuant to Section 12(b) or 12(g) of the Exchange Act, or proxy or information statements pursuant to Section 14 of the Exchange Act. The Registrant has not previously submitted an annual report to its stockholders.

**     To be filed by amendment.

     SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  April 24, 1997


                                   NEXTLEVEL SYSTEMS, INC.

                                   By:  /s/ Paul J. Berzenski
                                        -----------------------
                                   Name:  Paul J. Berzenski
                                   Title: Vice President and
                                          Controller


                         EXHIBIT INDEX*

   ITEM
  NUMBER                     DESCRIPTION

     1.   Registration Statement on Form S-4 filed by the
          Registrant and CommScope with the Commission on March
          21, 1997 (Registration No. 333-23935) (the "Form S-4
          Registration Statement").

     2.   Form of Amended and Restated Certificate of
          Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Form S-4 Registration
          Statement).

     3.   Form of Amended and Restated By-Laws of the
          Registrant (incorporated by reference to Exhibit 3.3 to the Form S-4 Registration Statement).

   **4.   Specimen Form of Registrant's Common Stock Certificate
          (incorporated by reference to Exhibit 4.1 to the Form
          S-4 Registration Statement).

----------------
* The Registrant has not previously filed annual reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), registration statements pursuant to Section 12(b) or 12(g) of the Exchange Act, or proxy or information statements pursuant to Section 14 of the Exchange Act. The Registrant has not previously submitted an annual report to its stockholders.

**     To be filed by amendment.